SUPPLEMENT DATED JUNE 23, 2008

TO PROSPECTUSES DATED MAY 1, 2008 AND MAY 22, 2008

WRL BENEFACTORSM

WRL CAPITAL CREATORSM

WRL FREEDOM ASSET ADVISORSM

WRL EVOLUTIONSM

Each An Individual Flexible Premium Variable Life Insurance Policy

Issued through

WRL Series Life Account G

By

Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL BeneFactorSM, WRL Capital CreatorSM, WRL Freedom Asset AdvisorSM, and/or WRL EvolutionSM prospectuses. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

Effective immediately, “Table 1 – Adjusted Historical Portfolio Average Total Return for the Periods Ended on December 31, 2007” under the section entitled “Performance Data – Rates of Return” of your prospectus is deleted.